                                                                      EXHIBIT 99
                                                           For Immediate Release

SWS Announces Fiscal 2002 Financial Results
Net Loss of 42 Cents Reported for the Year

DALLAS, August 6, 2002 - SWS Group, Inc. (NYSE: SWS - news) today announced financial results for the fiscal year and fourth quarter ended June 28, 2002.

For the fiscal year, SWS recorded a net loss of $7.2 million, or 42 cents per share, on revenues of $332.2 million, as a result of $20.3 million of pre-tax charges taken in the fourth quarter. A year ago, the company reported net income of $18.4 million, or diluted earnings per share of $1.05, on revenues of $470.7 million. SWS officials said the charges partially resulted from actions taken to streamline the company. They also cited difficult business conditions and challenging financial markets as a contributor to the decline in year-over-year results.

For the fourth quarter ended June 28, SWS recorded a net loss of $10.4 million, or 60 cents per share, on revenues of $76.3 million, compared with net income of $4.9 million, or diluted earnings per share of 28 cents, on revenues of $102.6 million in the fourth quarter of the prior fiscal year.

"As we stated in our January conference call, we have refocused on our core businesses and are positioning the company for renewed growth and profitability," said Chairman and CEO Don A. Buchholz.

Fourth quarter results reflect the impact of $6.4 million in charges, including leasehold impairment and severance charges, resulting from consolidating and reorganizing certain business units. SWS is consolidating the personnel and infrastructure of its Mydiscountbroker and SWS Financial Services subsidiaries back to the company's main offices in downtown Dallas to achieve space and facilities efficiencies. The company is exiting the business of providing technology services to companies that are not in the securities business. SWS also closed an equity trading office in New Jersey. The anticipated annualized pre-tax savings as a result of these actions is $4.7 million.

SWS converted its investment in Comprehensive Software Systems, Ltd. to the equity method of accounting and recorded an impairment of the investment. CSS is a Colorado-based software company. SWS took a charge of $7.3 million in fiscal 2002 and also booked a loss of $1.4 million back to fiscal 2001 for the software company investment as dictated by the equity method of accounting standards.

Part of the $20.3 million in total charges taken in fiscal 2002 included $2 million to settle litigation related to the company's prior trust operations. The settlement occurred just prior to the spin-off of Westwood Holdings Group to SWS shareholders at the end of June. SWS officials anticipate that the spin-off will provide enhanced shareholder value over the long term. Other components of the total charges included $4.6 million of charges reflecting the deterioration of business and market conditions, including a $1 million loss recorded on MCI-WorldCom bonds.

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"Since we have declared the CSS system to be our books and records, we have given notice to our previous vendor to remove our legacy mainframe system," said Mr. Buchholz. "This will save approximately $200,000 per month in operating expenses beginning October 1."

"The strong capabilities of the new system give our marketing people a lot of ammunition to use in sales calls on potential clearing correspondents," he continued. "The clearing services marketing staff is demonstrating the new system to potential clearing customers on a daily basis, and the feedback has been very positive."

SWS Securities cleared or executed 52.3 million securities transactions in fiscal 2002, a 15 percent decline from the 61.3 million transactions processed in the prior year. Book value per share declined to $14.43 at the end of June following the Westwood spin-off, compared with $16.83 at the end of the prior fiscal year.

"There is no doubt that this is one of the toughest financial years the company has faced," Mr. Buchholz said. "However, we believe the actions we have taken to remedy leasehold impairments and `downsize' certain operations will add stability and help us weather the bad times. If business conditions improve, these actions should allow us to grow."

Mr. Buchholz also noted that the company was authorized by the Board in late 2000 to repurchase up to one million shares of the company's stock in the open market. Seven hundred thousand of that authorization still remains.

During the quarter SWS sold approximately 106,000 shares of its investment in Knight Trading Group common stock recording cash gains of $607,000 and non-cash gains of $3.9 million. At the end of fiscal 2002, SWS owned approximately 374,000 shares of Knight Trading Group common stock compared with approximately 906,000 shares at the end of the prior fiscal year.

SWS Group, Inc. is a Dallas-based holding company that offers a broad range of investment and financial services through its subsidiaries. The company's common stock is listed and traded on the New York Stock Exchange under the symbol SWS. SWS Group, Inc. subsidiaries include SWS Securities, Inc., Mydiscountbroker.com, First Savings Bank and its online division MyBankUSA.com, SWS Financial Services, Inc., SWS Capital Corporation and May Financial Corporation.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that any forward-looking statements, including those regarding intent, belief or current expectations of the company or its management, are not guarantees of future performance and involve risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of various factors. Such factors include, but are not limited to, general economic conditions and competitive pressures in the markets in which the company operates, regulatory changes, one-time events and other risks detailed from time to time in the company's Securities and Exchange Commission filings.

Financial Statements Follow

                        SWS GROUP, INC. AND SUBSIDIARIES

                 Consolidated Statements of Financial Condition
                         June 28, 2002 and June 29, 2001
               (In thousands, except par values and share amounts)

                                                                                    2002              2001
                                                                                --------------    -------------
                                     Assets

Cash                                                                              $    24,777      $    31,224
Assets segregated for regulatory purposes                                             442,707          362,071
Marketable equity securities available for sale                                         3,932            9,687
Receivable from brokers, dealers and clearing organizations                         1,770,055        2,221,253
Receivable from clients, net                                                          467,131          437,620
Loans held for sale, net                                                              103,124          155,025
Loans, net                                                                            345,538          319,949
Securities owned, at market value                                                     103,888          146,074
Other assets                                                                          102,501          100,415
                                                                                --------------    -------------
     Total assets                                                                 $ 3,363,653      $ 3,783,318
                                                                                ==============    =============

                      Liabilities and Stockholders' Equity

Short-term borrowings                                                             $    37,600      $        --
Payable to brokers, dealers and clearing organizations                              1,764,741        2,233,207
Payable to clients                                                                    747,534          657,955
Deposits                                                                              265,370          336,281
Securities sold, not yet purchased, at market value                                    19,657           28,650
Drafts payable                                                                         34,531           29,620
Advances from Federal Home Loan Bank                                                  160,468          113,477
Other liabilities                                                                      69,920           74,328
Exchangeable subordinated notes                                                         6,785            8,568
                                                                                --------------    -------------
     Total liabilities                                                              3,106,606        3,482,086

Minority interest in consolidated subsidiaries                                          1,762            2,729

Stockholders' equity:
   Preferred stock of $1.00 par value.  Authorized 100,000 shares;
       none issued                                                                         --               --
   Common stock of $.10 par value.  Authorized 60,000,000 shares, issued 17,601,705 and outstanding 17,240,570 shares at
        June 28, 2002; issued 17,509,771 and outstanding
        17,247,914 shares at June 29, 2001                                              1,760            1,751
   Additional paid-in capital                                                         241,272          252,225
   Retained earnings                                                                    5,927           20,333
   Accumulated other comprehensive income - unrealized holding
        gain, net of tax                                                               11,472           27,997
   Deferred compensation, net                                                           1,502            1,141
Treasury stock (361,135 shares at June 28, 2002 and 261,857 shares at
       June 29, 2001, at cost)                                                         (6,648)          (4,944)
                                                                                --------------    -------------
           Total stockholders' equity                                                 255,285          298,503
Commitments and contingencies
                                                                                --------------    -------------
     Total liabilities and stockholders' equity                                   $ 3,363,653      $ 3,783,318
                                                                                ==============    =============


                                     (more)

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                        SWS GROUP, INC. AND SUBSIDIARIES

    Consolidated Statements of Income (Loss) and Comprehensive Income (Loss)
     For the three and twelve months ended June 28, 2002 and June 29, 2001
               (In thousands, except per share and share amounts)

                                                                        For the three months ended    For the twelve months ended
                                                                        fiscal 2002    fiscal 2001     fiscal 2002    fiscal 2001
                                                                       -------------- --------------  -------------- --------------
Net revenues from clearing operations                                    $     6,125    $     10,457    $     31,056  $      50,017
Commissions                                                                   19,737          18,241          75,334         66,370
Interest                                                                      26,589          47,269         125,119        249,427
Investment banking, advisory and administrative fees                          11,564           9,272          42,215         35,739
Net gains on principal transactions                                            7,493          12,822          41,540         45,086
Other                                                                          4,768           4,545          16,886         24,063
                                                                       -------------- --------------  -------------- --------------
     Total revenue                                                            76,276         102,606         332,150        470,702
                                                                       -------------- --------------  -------------- --------------

Commissions and other employee compensation                                   35,052          34,279         138,525        145,000
Interest                                                                      11,308          30,823          65,807        171,578
Occupancy, equipment and computer service costs                               18,157           9,744          53,909         35,390
Communications                                                                 5,057           4,416          19,539         16,216
Floor brokerage and clearing organization charges                              1,895           1,501           8,054          6,507
Advertising and promotional                                                    1,099           3,503           7,848         15,429
Other                                                                         18,646          10,743          45,853         45,620
                                                                       -------------- --------------  -------------- --------------
     Total expense                                                            91,214          95,009         339,535        435,740
                                                                       -------------- --------------  -------------- --------------

Income (loss) before income tax expense (benefit) and
  minority interest in consolidated subsidiaries                             (14,938)          7,597         (7,385)         34,962
Income tax expense (benefit)                                                  (5,317)          2,264         (1,352)         11,301
                                                                       -------------- --------------  -------------- --------------

Income (loss) before minority interest in consolidated subsidiaries           (9,621)          5,333         (6,033)         23,661
Minority interest in consolidated subsidiaries                                  (799)           (450)        (1,151)         (2,384)
                                                                       -------------- --------------  -------------- --------------

Income (loss) before cumulative effect of a change in accounting
  principle                                                                  (10,420)          4,883         (7,184)         21,277
Cumulative effect of a change in accounting principle, net of tax                 --              --             --          (2,874)
                                                                       -------------- --------------  -------------- --------------

Net income (loss)                                                            (10,420)          4,883         (7,184)         18,403
Net loss recognized in other comprehensive income (loss), net of tax          (3,553)         (6,083)       (16,525)         (2,201)
                                                                       -------------- --------------  -------------- --------------
Comprehensive income (loss)                                              $   (13,973)   $     (1,200)   $   (23,709)   $     16,202
                                                                       ============== ==============  ============== ==============

Earnings per share - basic

  Income (loss) before cumulative effect of a change in accounting
     principle                                                           $      (.60)   $        .28   $       (.42)  $        1.22
  Cumulative effect of a change in accounting principle, net of tax               --              --             --            (.16)
                                                                       -------------- --------------  -------------- --------------
  Net income (loss)                                                      $      (.60)   $        .28   $       (.42)  $        1.06
                                                                       ============== ==============  ============== ==============
  Weighted average shares outstanding - basic                             17,236,568      17,263,729     17,215,592      17,408,922
                                                                       ============== ==============  ============== ==============


Earnings per share - diluted

  Income (loss) before cumulative effect of a change in accounting
     principle                                                           $      (.60)   $        .28   $       (.42)  $        1.21
  Cumulative effect of a change in accounting principle, net of tax               --              --             --            (.16)
                                                                       -------------- --------------  -------------- --------------
  Net income (loss)                                                      $      (.60)   $        .28   $       (.42)  $        1.05
                                                                       ============== ==============  ============== ==============

  Weighted average shares outstanding - diluted                           17,236,568      17,308,601     17,215,592      17,500,776
                                                                       ============== ==============  ============== ==============


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 CONTACT: Jim Bowman, Vice President - Corporate Communications, (214) 859-9335
                                jbowman@swst.com